Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended June 30, 2024
FREMONT, Calif., July 31, 2024 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended June 30, 2024 (the “June 2024 quarter”).
Highlights for the June 2024 quarter were as follows:
•Revenue of $3.87 billion.
•U.S. GAAP gross margin of 47.5%, U.S. GAAP operating income as a percentage of revenue of 29.1%, and U.S. GAAP diluted EPS of $7.78.
•Non-GAAP gross margin of 48.5%, non-GAAP operating income as a percentage of revenue of 30.7%, and non-GAAP diluted EPS of $8.14.
Key Financial Data for the Quarters Ended
June 30, 2024 and March 31, 2024
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	June 2024	March 2024	Change Q/Q
Revenue	$3,871,507	$3,793,558	+2.1%
Gross margin as percentage of revenue	47.5%	47.5%	+ 0 bps
Operating income as percentage of revenue	29.1%	27.9%	+ 120 bps
Diluted EPS	$7.78	$7.34	+6.0%

Non-GAAP
	June 2024	March 2024	Change Q/Q
Revenue	$3,871,507	$3,793,558	+2.1%
Gross margin as percentage of revenue	48.5%	48.7%	- 20 bps
Operating income as percentage of revenue	30.7%	30.3%	+ 40 bps
Diluted EPS	$8.14	$7.79	+4.5%

U.S. GAAP Financial Results
For the June 2024 quarter, revenue was $3,872 million, gross margin was $1,840 million, or 47.5% of revenue, operating expenses were $714 million, operating income was 29.1% of revenue, and net income was $1,020 million, or $7.78 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,794 million, gross margin of $1,801 million, or 47.5% of revenue, operating expenses of $743 million, operating income of 27.9% of revenue, and net income of $966 million, or $7.34 per diluted share, for the quarter ended March 31, 2024 (the “March 2024 quarter”). The June 2024 quarter included 13 weeks; the March 2024 quarter included 14 weeks.
Non-GAAP Financial Results
For the June 2024 quarter, non-GAAP gross margin was $1,876 million, or 48.5% of revenue, non-GAAP operating expenses were $689 million, non-GAAP operating income was 30.7% of revenue, and non-GAAP net income was $1,067 million, or $8.14 per diluted share. This compares to non-GAAP gross margin of $1,848 million, or 48.7% of revenue, non-GAAP operating expenses of $698 million, non-GAAP operating income of 30.3% of revenue, and non-GAAP net income of $1,024 million, or $7.79 per diluted share, for the March 2024 quarter.
“Lam's June quarter results came in above the midpoint of our guidance, driven by continued solid execution and growth in our customer support business group,” said Tim Archer, Lam Research's President and Chief Executive Officer. “We are making strategic investments in R&D and our operations to position Lam to outperform in what we believe will be a multi-year period of strong wafer fab equipment spending.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents and restricted cash balances increased to $5.9 billion at the end of the June 2024 quarter compared to $5.7 billion at the end of the March 2024 quarter. Cash generated from operating activities totaling $862.4 million was offset by $373.6 million of share repurchases, including net share settlement of employee stock-based compensation; $261.5 million of dividends paid to stockholders; and $100.7 million of capital expenditures.
Deferred revenue at the end of the June 2024 quarter decreased to $1,552 million compared to $1,746 million as of the end of the March 2024 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $98 million as of June 30, 2024 and $107 million as of March 31, 2024.
Revenue
The geographic distribution of revenue during the June 2024 quarter is shown in the following table:

Region	Revenue
China	39%
Korea	18%
Taiwan	15%
United States	10%
Southeast Asia	8%
Japan	7%
Europe	3%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	June 30, 2024	March 31, 2024	June 25, 2023
	(In thousands)
Systems revenue	$2,169,885	$2,395,817	$1,710,359
Customer support-related revenue and other	1,701,622	1,397,741	1,496,898
	$3,871,507	$3,793,558	$3,207,257

Systems revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended September 29, 2024, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$4.05 Billion	+/-	$300 Million	—		$4.05 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	46.9%	+/-	1%	$3.1	Million	47.0%	+/-	1%
Operating income as a percentage of revenue	29.4%	+/-	1%	$3.8	Million	29.5%	+/-	1%
Net income per diluted share	$7.97	+/-	$0.75	$4.3	Million	$8.00	+/-	$0.75
Diluted share count	131 million			—		131 million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $3.1 million.
•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $3.8 million.
•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $3.8 million; amortization of debt discounts, $0.8 million; and associated tax benefit for non-GAAP items ($0.3 million); totaling $4.3 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the June 2024 and March 2024 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, net restructuring charges, transformational costs, and the net income tax effect of non-GAAP items. The March 2024 non-GAAP results also exclude expenses associated with the impairment of long-lived assets.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; our investment in R&D and our operations; our competitive positioning and potential to outperform within our industry; and our expectations for the strength of future wafer fabrication equipment spending. Some factors that may affect these forward-looking statements include: trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; supply chain cost increases and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 25, 2023, and our quarterly report on Form 10–Q for the fiscal quarter ended March 31, 2024. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 30, 2024	March 31, 2024	June 25, 2023	June 30, 2024	June 25, 2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Revenue	$3,871,507	$3,793,558	$3,207,257	$14,905,386	$17,428,516
Cost of goods sold	2,026,133	1,977,820	1,737,682	7,809,220	9,573,425
Restructuring charges, net - cost of goods sold	5,276	15,202	11,446	43,375	78,166
Total cost of goods sold	2,031,409	1,993,022	1,749,128	7,852,595	9,651,591
Gross margin	1,840,098	1,800,536	1,458,129	7,052,791	7,776,925
Gross margin as a percent of revenue	47.5%	47.5%	45.5%	47.3%	44.6%
Research and development	497,829	512,274	401,951	1,902,444	1,727,162
Selling, general and administrative	216,477	215,904	199,831	868,247	832,753
Restructuring charges, net - operating expenses	(768)	15,246	1,742	18,187	42,150
Total operating expenses	713,538	743,424	603,524	2,788,878	2,602,065
Operating income	1,126,560	1,057,112	854,605	4,263,913	5,174,860
Operating income as a percent of revenue	29.1%	27.9%	26.6%	28.6%	29.7%
Other income (expense), net	27,796	36,073	9,010	96,309	(65,650)
Income before income taxes	1,154,356	1,093,185	863,615	4,360,222	5,109,210
Income tax expense	(134,074)	(127,359)	(61,078)	(532,450)	(598,279)
Net income	$1,020,282	$965,826	$802,537	$3,827,772	$4,510,931
Net income per share:
Basic	$7.81	$7.38	$5.99	$29.13	$33.30
Diluted	$7.78	$7.34	$5.97	$29.00	$33.21
Number of shares used in per share calculations:
Basic	130,633	130,838	134,052	131,410	135,472
Diluted	131,112	131,518	134,392	131,995	135,834
Cash dividend declared per common share	$2.00	$2.00	$1.725	$8.00	$6.90

(1)	Derived from audited financial statements

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2024	March 31, 2024	June 25, 2023
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$5,847,856	$5,672,232	$5,337,056
Accounts receivable, net	2,519,250	2,203,707	2,823,376
Inventories	4,217,924	4,322,967	4,816,190
Prepaid expenses and other current assets	298,190	289,530	251,790
Total current assets	12,883,220	12,488,436	13,228,412
Property and equipment, net	2,154,518	2,181,741	1,856,672
Goodwill and intangible assets	1,765,073	1,768,998	1,790,943
Other assets	1,941,917	1,840,475	1,905,616
Total assets	$18,744,728	$18,279,650	$18,781,643
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$504,814	$505,066	$8,358
Other current liabilities	3,833,624	3,925,023	4,176,560
Total current liabilities	4,338,438	4,430,089	4,184,918
Long-term debt and finance lease obligations	4,478,520	4,478,385	5,003,183
Income taxes payable	813,304	832,397	882,084
Other long-term liabilities	575,012	516,678	501,286
Total liabilities	10,205,274	10,257,549	10,571,471
Stockholders’ equity (2)	8,539,454	8,022,101	8,210,172
Total liabilities and stockholders’ equity	$18,744,728	$18,279,650	$18,781,643

(1)	Derived from audited financial statements
(2)	Common shares issued and outstanding were 130,377 as of June 30, 2024, 130,736 as of March 31, 2024, and 133,297 as of June 25, 2023

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	June 30, 2024	March 31, 2024	June 25, 2023	June 30, 2024	June 25, 2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,020,282	$965,826	$802,537	$3,827,772	$4,510,931
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	88,357	89,922	89,604	359,699	342,432
Deferred income taxes	(61,375)	(24,621)	(38,960)	(198,981)	(172,061)
Equity-based compensation expense	79,092	76,854	68,495	293,058	286,600
Other, net	(3,999)	10,210	40,761	10,243	52,298
Changes in operating assets and liabilities	(259,927)	266,645	160,288	360,478	158,738
Net cash provided by operating activities	862,430	1,384,836	1,122,725	4,652,269	5,178,938
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(100,748)	(103,654)	(78,670)	(396,670)	(501,568)
Business acquisitions, net of cash acquired	—	—	—	—	(119,955)
Net maturities and sale of available-for-sale securities	—	14,650	26,280	37,766	98,132
Other, net	(865)	(3,356)	(2,790)	(11,710)	(11,171)
Net cash used for investing activities	(101,613)	(92,360)	(55,180)	(370,614)	(534,562)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations	(949)	(1,060)	(2,061)	(256,104)	(23,206)
Treasury stock purchases	(373,550)	(980,561)	(869,014)	(2,842,807)	(2,017,012)
Dividends paid	(261,462)	(262,707)	(232,336)	(1,018,915)	(907,907)
Reissuance of treasury stock related to employee stock purchase plan	66,885	—	64,903	119,966	109,899
Proceeds from issuance of common stock	2,796	8,235	3,438	15,553	11,111
Other, net	(7,871)	300	(2,916)	(13,543)	(3,552)
Net cash used for financing activities	(574,151)	(1,235,793)	(1,037,986)	(3,995,850)	(2,830,667)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(9,616)	(8,452)	1,477	(22,374)	128
Net change in cash, cash equivalents, and restricted cash	177,050	48,231	31,036	263,431	1,813,837
Cash, cash equivalents, and restricted cash at beginning of period (2)	5,673,753	5,625,522	5,556,336	5,587,372	3,773,535
Cash, cash equivalents, and restricted cash at end of period (2)	$5,850,803	$5,673,753	$5,587,372	$5,850,803	$5,587,372

(1)	Derived from audited financial statements
(2)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	June 30, 2024	March 31, 2024
Revenue	$3,871,507	$3,793,558
Gross margin	$1,876,345	$1,847,752
Gross margin as percentage of revenue	48.5%	48.7%
Operating expenses	$689,133	$697,672
Operating income	$1,187,212	$1,150,080
Operating income as a percentage of revenue	30.7%	30.3%
Net income	$1,066,890	$1,024,206
Net income per diluted share	$8.14	$7.79
Shares used in per share calculation - diluted	131,112	131,518
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 30, 2024	March 31, 2024
U.S. GAAP net income	$1,020,282	$965,826
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	3,076	3,076
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	2,488	6,963
Restructuring charges, net - cost of goods sold	5,276	15,202
Transformational costs - cost of goods sold	25,407	13,270
Impairment of long-lived assets - cost of goods sold	—	8,705
EDC related liability valuation increase - research and development	4,479	12,534
Transformational costs - research and development	8,469	4,423
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	770	770
EDC related liability valuation increase - selling, general and administrative	2,986	8,356
Transformational costs - selling, general and administrative	8,469	4,423
Restructuring charges, net - operating expenses	(768)	15,246
Amortization of note discounts - other income (expense), net	759	753
Gain on EDC related asset - other income (expense), net	(9,643)	(26,495)
Net income tax benefit on non-GAAP items	(5,160)	(8,846)
Non-GAAP net income	$1,066,890	$1,024,206
Non-GAAP net income per diluted share	$8.14	$7.79
U.S. GAAP net income per diluted share	$7.78	$7.34
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	131,112	131,518

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	June 30, 2024	March 31, 2024
U.S. GAAP gross margin	$1,840,098	$1,800,536
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	3,076	3,076
EDC related liability valuation increase	2,488	6,963
Restructuring charges, net	5,276	15,202
Transformational costs	25,407	13,270
Impairment of long-lived assets	—	8,705
Non-GAAP gross margin	$1,876,345	$1,847,752
U.S. GAAP gross margin as a percentage of revenue	47.5%	47.5%
Non-GAAP gross margin as a percentage of revenue	48.5%	48.7%
U.S. GAAP operating expenses	$713,538	$743,424
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(770)	(770)
EDC related liability valuation increase	(7,465)	(20,890)
Restructuring charges, net	768	(15,246)
Transformational costs	(16,938)	(8,846)
Non-GAAP operating expenses	$689,133	$697,672
U.S. GAAP operating income	$1,126,560	$1,057,112
Non-GAAP operating income	$1,187,212	$1,150,080
U.S. GAAP operating income as percent of revenue	29.1%	27.9%
Non-GAAP operating income as a percent of revenue	30.7%	30.3%

Lam Research Corporation Contact:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com